UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 24, 2004

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as depositor under an Trust Agreement, dated as of May 27, 2004, providing for, inter alia, the issuance of Mortgage Trust Certificates, Series 2004-SR1)

                 Residential Funding Mortgage Securities I, Inc.
             (Exact name of registrant as specified in its charter)

  DELAWARE                            333-106093          75-2006294
  (State or Other Jurisdiction        (Commission         (I.R.S. Employer
  of Incorporation)                   File Number)        Identification No.)


8400 Normandale Lake Blvd.
Suite 250
Minneapolis, Minnesota                                           55437
(Address of Principal                                          (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (952) 857-7000

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Item 5. Other Events.

        The consolidated financial statements of the insurer, a wholly owned subsidiary of MBIA Inc., and its subsidiaries as of December 31, 2003 and December 31, 2002 and for each of the three years in the period ended December 31, 2003, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of MBIA Inc. for the year ended December 31, 2003 are hereby incorporated by reference into this prospectus supplement and shall be deemed to be a part hereof.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits:

             Item 601 (a) of
             Regulation S-K
Exhibit No.  Exhibit No.           Description

1            23          Consent of PricewaterhouseCoopers LLP,
                         independent auditors of MBIA Inc. and subsidiaries withrespect to the Residential Funding Mortgage
                         Securities I, Inc. Mortgage Trust Certificates, Series
                         2004-SR1.


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                                   SIGNATURES



               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            RESIDENTIAL FUNDING MORTGAGE
                                            SECURITIES I, INC.


                                            By: /s/ Joe Orning
                                            Name: Joe Orning
                                            Title: Vice President


Dated: May 24, 2004



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                                  EXHIBIT INDEX

               Item 601 (a) of                                   Sequentially
Exhibit        Regulation S-K                                    Numbered
Number         Exhibit No.          Description                  Page

1                     23            Independent Auditors' Consent       6



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                                    EXHIBIT I



                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
MBIA Inc.

We hereby consent to the incorporation by reference in the Prospectus Supplement of RFMSI Series 2004-SR1 Trust, relating to Mortgage Trust Certificates Series 2004-SR1, comprising part of the Registration Statement (No 333-106093) of Residential Funding Mortgage Securities I, Inc., of our report dated February 13, 2004 relating to the financial statements, which appears in Item 8 of MBIA Inc.'s Annual Report on Form 10-K for the year ended December 31, 2003. We also consent to the incorporation by reference of our report dated February 13, 2004 relating to the financial statement schedules, which appears in such Annual Report on Form 10-K. We also consent to the incorporation by reference of our report dated February 13, 2004 relating to the financial statements of MBIA Insurance Corporation as of December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, which is included in Exhibit 99 to such Annual Report on Form 10-K. We also consent to the reference to us under the headings "Experts" in the Prospectus Supplement.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
New York, New York
May 24, 2004

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